UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (713) 207-1111

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On December 20, 2007, the Texas 3rd Court of Appeals in Austin, Texas, issued its decision in the appeal of the true-up order issued by the Public Utility Commission of Texas (Commission) to CenterPoint Energy, Inc.’s (the Company’s) transmission and distribution subsidiary, CenterPoint Energy Houston Electric, LLC (CEHE). The Court of Appeals opinion is attached as Exhibit 99.1.
     In its opinion, the Court of Appeals reversed portions of an earlier decision by an Austin district court that would have allowed CEHE to recover certain costs related to the capacity auction true-up aspect of CEHE’s 2004 stranded cost “true-up” filing. In addition, the Court of Appeals reversed the Commission’s true-up order to the extent it allowed CEHE to recover certain excess mitigation credits that CEHE had been required to pay to Reliant Energy, Inc. (Reliant), but it did uphold a ruling by the district court that CEHE is entitled to the interest component of excess mitigation credits paid to retail electric providers other than Reliant. In response to a request from the Commission, the Court of Appeals ordered that the Commission’s decision on tax normalization be remanded for further consideration. In all other respects, the Court of Appeals affirmed the Texas Utility Commission’s true-up order, as modified by the district court’s earlier ruling. When compared to the Commission’s final true-up order, the Court of Appeals decision has the effect of reversing the Commission’s decision (1) to disallow recovery of the $73 million interest component of the excess mitigation credits paid by CenterPoint to retail energy providers other than Reliant; (2) to disallow recovery of $146 million in excess deferred federal income taxes and investment tax credits; (3) and to allow recovery of $278 million in excess mitigation credits paid to Reliant. Additionally, appropriate interest would be applicable to these amounts. Although the Court of Appeals decision remands these issues, CEHE and the Company will seek further review of the true-up order from the Texas Supreme Court.
ITEM 9.01. EXHIBITS AND FINANCIAL STATEMENTS.
(d) Exhibits.

99.1	–	Opinion of the Texas 3rd Court of Appeals.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: December 20, 2007	By:	/s/ Rufus S. Scott

Rufus S. Scott Vice President and Deputy General Counsel
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: December 20, 2007	By:	/s/ Rufus S. Scott

Rufus S. Scott Vice President and Deputy General Counsel

EXHIBIT INDEX

99.1	-	Opinion of the Texas 3rd Court of Appeals.